UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.      )

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SunPower Corporation

(Name of Registrant as Specified In Its Charter)

n/a

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/08/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statement and Annual Report

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 04/24/08.

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SUNPOWER CORPORATION 3939 NORTH FIRST STREET SAN JOSE. CA 95134	SUNPOWER CORPORATION
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by lnternet go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

P60076-01S
7
13
1 OF 4

Meeting Location
The Annual Meeting for holders as of 03/12/08
is to be held on 05/08/08 at 12:00 P.M. Local Time
at:	198 Champion Court
San Jose, CA 95134

FOR MEETING DIRECTIONS
PLEASE CALL: 408-240-5500

P60076-01S
7
13
2 OF 4

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2. 3 AND 4 BELOW:
1.	ELECTION OF DIRECTORS:
Nominees:
01)	W. STEVE ALBRECHT
02)	BETSY S. ATKINS
03)	T.J. RODGERS
04)	THOMAS H. WERNER
05)	PAT WOOD III

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2008.

3.
PROPOSAL TO APPROVE THE SECOND AMENDED AND RESTATED SUNPOWER CORPORATION 2005 STOCK INCENTIVE PLAN TO (A) INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE UNDER THE STOCK PLAN BY 1,700,000 SHARES, (B) PROVIDE, BEGINNING IN 2009, FOR AN AUTOMATIC ANNUAL INCREASE IN THE TOTAL NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE UNDER THE STOCK PLAN, (C) MAKE CERTAIN CHANGES TO THE PERMITTED QUALIFYING CRITERIA FOR PERFORMANCE-BASED EQUITY AWARDS UNDER THE STOCK PLAN, (D) MAKE CERTAIN CHANGES TO THE COMPENSATION OF DIRECTORS UNDER THE STOCK PLAN, AND (E) MAKE CERTAIN OTHER CONFORMING AND TECHNICAL AMENDMENTS TO THE STOCK PLAN.

4.	PROPOSAL TO APPROVE THE AMENDED AND RESTATED SUNPOWER CORPORATION ANNUAL KEY EMPLOYEE BONUS PLAN.

IN THEIR DISCRETION, UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

-►	0000 0000 0110

BROADRIDGE	23,456,789,012.00000
FINANCIAL SOLUTIONS, INC.	867652109
ATTENTION:	P60076-01S
TEST PRINT	7
51 MERCEDES WAY	14
EDGEWOOD, NY	3 OF 4
11717

20 000000000110

P60076-01S
7
14
4 OF 4